UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 24, 2021

Date of Report (Date of earliest event reported)

Berkeley Lights, Inc.

(Exact name of registrant as specified in its charter)

Delaware	35-2415390
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

001-39388
(Commission File Number)

5858 Horton Street, Suite 320
Emeryville, California 94608
(Address of principal executive offices, including zip code)

(510) 858-2855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00005 par value	BLI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Accounting Officer

On May 24, 2021, Matthew Rosinack, Senior Vice President and Chief Accounting Officer of Berkeley Lights, Inc. (the “Company”) notified the Company of his resignation, effective July 1, 2021 (the “Resignation Date”). In connection with Mr. Rosinack’s resignation, Kurt Wood, Chief Financial Officer of the Company, will assume the role of Chief Accounting Officer effective on the Resignation Date. Mr. Rosinack with continue as an employee of the Company until August 31, 2021. No new compensatory agreements were entered into with Mr. Wood in connection with his appointment as Chief Accounting Officer.

Mr. Rosinack’s resignation was voluntary and did not result from any disagreement with the Company or the Board of Directors (the “Board”) of the Company.

Appointment of John Chiminski to the Audit Committee

As previously reported in the Current Report on Form 8-K filed by the Company on May 11, 2021, on May 9, 2021, the Board appointed John Chiminski to the Board as a Class III director, effective as of May 14, 2021, to fill the vacancy created by the resignation of Michael Marks, and was also appointed to serve as the Chairperson of the Nominating and Corporate Governance Committee of the Board. On May 24, 2021, the Board appointed Mr. Chiminski to the Audit Committee of the Board effective immediately to fill the vacancy created by the resignation of Mr. Marks.

As provided in the Company’s Non-Employee Director Compensation Program, as amended (the “Director Compensation Program”), Mr. Chiminski will receive additional annual retainers for committee service as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2021, in addition to the annual cash retainer and other grants of options to purchase Company common stock and restricted stock units of the Company as described in more detail in the Current Report on Form 8-K filed by the Company on May 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKELEY LIGHTS, INC.

Date: May 27, 2021	By:	/s/ Stuart Merkadeau
	Name:	Stuart Merkadeau
	Title:	General Counsel